                                                                   EXHIBIT 10.12

                                  OFFICE LEASE

THIS LEASE is made this 30th day of October, 1995, by and between Denver Jack Limited Partnership, (hereinafter referred to as "Lessor") and Allos Therapeutics, Inc., a Virginia corporation, (hereinafter referred to as "Lessee").

     Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, Suite No. 310, as designated on the plan attached hereto as Exhibit "A" (hereinafter referred to as "The Premises") in 7000 North Broadway for the term and upon the conditions and agreements hereinafter set forth.

                                    1. TERM

     The term of this lease is for four (4) years and shall commence on December 22, 1995 or on such earlier date as Lessee may take possession of the Premises, and shall and on December 21, 1999.

                                 2. POSSESSION

     If Lessor is unable to deliver possession of the Premises to Lessee on the date of commencement of the term hereof, Lessor shall not be subject to any liability for the failure to deliver possession on said date, and such failure shall not affect the validity of this lease or the obligations of Lessee hereunder or extend the term hereof, but the rent reserved shall not commence to accrue until possession of the Premises is tendered to Lessee. If Permission is given to Lessee to occupy the Premises prior to the date specified for commencement of the term hereof, such occupancy shall be subject to all of the provisions of this lease.

                                    3. RENT

     Lessee shall pay lessor a monthly rent of See Rider Number One, Section 35
dollars ($          ), plus applicable taxes (see Article 9), in lawful money
of the United States which shall be legal tender at the time of payment, in advance on the first day of each calendar month during said term, at the office of Lessor or at such other place as Lessor may from time to time so designate in writing, except that the first month's rent shall be paid upon the execution hereof. Said rental shall be paid without deduction or setoff. The installment of rent payable for any portion, less than all, of a calendar month shall be a pro rata portion of the installment payable for a full calendar month.

                               4. RENT ADJUSTMENT

     (a) Real Estate Taxes.

     The Lessor agrees to pay real estate taxes assessed to Lessor upon the demised Premises except that, in the event at the any time during the term of this lease, the real estate taxes assessed on the real property (the term "real property" includes the building thereon) of which the demised Premises are a
part are increased above $  **    per square foot, then Lessee shall within
fifteen (15) days upon receipt from Lessor of a notice and bill for such increase, pay to Lessor as additional rent the amount of said increase. ** the Base Year 1995 actual expenses.

     In all events, any taxes assessed on Lessee's personal property, or any improvements, alterations or installations made by Lessee, and any other tax or assessments arising out of the existence of this Lease except income, estate, or inheritance taxes shall be paid by Lessee.

     The term "real estate taxes" described above shall include all taxes hereafter in substitution for or in lieu of present real estate taxes.

     (b) Operating Expenses.

     If, in any calendar year (the comparison year) during the term of this lease, the Operating Expenses (as hereinafter defined) paid or incurred by Lessor, for the building of which the demised Premises are a part, shall be
higher than $ ***   per square foot, the rent payable by Lessee for the
comparison year shall be increased by the amount of said Operating Expenses increase. *** the Base Year 1995 actual expenses.

     Operating Expenses shall include:

          (i) All Utility charges paid or incurred by Lessor for lights, heat, air conditioning, power, water, sewer, drainage and waste disposal.

          (ii) All other costs paid or incurred by Lessor for operation, maintenance replacement and repair including, without limiting the generality of the foregoing, the following: security, landscape maintenance, pest control, management fees, supplies, insurance, cost of service of independent contractors, wages (including employment taxes and fringe benefits of all employees performing services uniformly available to or performed for substantially all building tenants) licenses and permits, equipment and tools, and professional fees which reduce or attempt to reduce Operating Expenses.

     Operating Expenses shall not include tenant alterations, depreciation, interest, leasing fees or capital expenditures required to be capitalized for federal income tax purposes. However, capital expenditures made to reduce the Operating Expenses may be included if allocated over the life of the component or extended life of the building.

     As soon as possible after the end of each comparison year, Lessor shall furnish to Lessee a written statement showing in reasonable detail Lessor's Operating Expenses for the applicable comparison year and showing the amount, if any, due from Lessee for said comparison year.

     On the monthly rent payment date next following Lessee's receipt of such statement, Lessee shall pay to Lessor (in the case of a rent increase), one-twelfth (1/12th) of the rent adjustment for the comparison year multiplied by the number of rent payment dates then elapsed in the current year. Subsequent rent payments shall be increased by one-twelfth (1/12th) of the rent adjustment for such comparison year.

     The annual determination and statement of said Operating Expenses shall be prepared in accordance with generally recognized accounting practices and each such annual determination and statement, certified by Lessor, shall be final and conclusive on both parties.

                              5. SECURITY DEPOSIT

     Lessee has deposited with Lessor the sum of Twelve Thousand One Hundred Sixty Six and 56/100 dollars ($12,166.56) as security for the full and faithful performance of every provision of this Lease to be performed by Lessee. If Lessee defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of any rent or any other sum in default, or for the payment of any other amount which Lessor may spend by reason of Lessee's default or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall within five (5) days after written demand therefore deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep this security deposit separate from its general funds and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessor's option, to the last assignee of Lessee's interests hereunder) at the expiration of the lease term.




3/91                                      1

                                6. CONSTRUCTION

     Lessor agrees to cause the leased Premises to be completed in accordance with the plans, specifications and agreements approved by both parties, which are attached to and made a part of this lease. Lessor will not be obliged to construct or install at its expense any improvements or facilities of any kind other than those called for on the attached specifications and agreements. Lessor agrees to commence and complete the construction of the building and/or improvements with reasonable diligence.

                                7. HOLDING OVER

     Lessee shall have no right to hold over after the expiration of the term of this lease without Lessor's consent. If, with Lessor's consent, Lessee holds over after the termination of this lease, Lessee shall become a tenant from month-to-month only, upon each and all of the terms herein provided as may be applicable to such month-to-month tenancy and any such holding over shall not constitute extension of this lease. During such holding over, Lessee shall pay rent at 150% of the monthly rate then prevailing at the expiration of the term of this lease, payable in advance on or before the first day of each month. In such event Lessee shall continue in possession or until Lessee or Lessor shall have given to the other party a written notice of its intention to terminate such tenancy. Such written notice must be given no less than thirty (30) days prior to said termination date.

                                     8. USE

     (a) Lessee shall use and occupy the Premises for general office use for the purpose of administrative offices for a pharmaceutical research and development company, and for no other purpose.

     (b)  Lessee shall:

          (i) Not use or permit upon the Premises anything that would invalidate any policies or insurance now or hereafter carried on the building or that will increase the rate of insurance on the Premises or on the building.

         (ii) Pay all extra insurance premiums which may be caused by the use which Lessee shall make of the Premises;

        (iii) Not use or permit upon the Premises anything that may be dangerous to life or limb;

         (iv) Not in any manner deface or injure the building or any part thereof or overload any floor of the premises;

          (v) Not do anything or permit anything to be done upon the Premises in any way tending to create a nuisance, or tending to disturb any other lessee in the building or the occupants of neighboring property, or tending to injure the reputation of the building;

         (vi) Comply with all governmental, health and police requirements and regulations respecting the Premises;

        (vii) Not use the Premises for lodging or sleeping purposes or for any immoral or illegal purpose, nor conduct or permit to be conducted upon the Premises any activity contrary to any of the laws of the United States of America or of the State of Colorado or which is contrary to the ordinances of the unincorporated Adams County nor commit or suffer to be committed any waste upon the Premises.

                                    9. TAXES

     (a) Lessee shall pay, prior to delinquency, all taxes assessed against or levied upon Lessee's fixtures, furnishings, equipment and other personal property located in or upon the Premises. Lessee shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property. In the event any or all of Lessee's fixtures, furnishings or equipment and other personal property shall be assessed and taxed with said real property, Lessee shall pay to Lessor its share of such taxes within fifteen (15) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's personal property.

     (b) Lessee shall, simultaneously with the payment of any sums required hereunder, reimburse Lessor for any excise, sales or transaction privilege tax imposed or levied by any government or governmental agency upon Lessor as a result of Lessor's receipt of any such payment.

                           10. CONDITION OF PREMISES

     Lessee's taking possession shall be conclusive evidence as against the Lessee that the Premises were in good order and satisfactory condition when Lessee took possession. No promise of Lessor to alter, remodel or improve the Premises or the building and no representation respecting the condition of the Premises or the building have been made by Lessor to Lessee, other than as may be contained herein or in a separate rider or work letter attached hereto and made a part hereof.

                             11. BUILDING SERVICES

     (a) Lessor agrees to furnish to the premises during reasonable hours of generally recognized business days, to be determined by Lessor, and subject to the rules and regulations of the building of which the premises are a part, water, electricity, heat and air conditioning and janitorial services required in the Lessor's judgment for the comfortable use and occupation of the Premises. Lessor shall not be liable for, and Lessee shall not be entitled to, any abatement or reduction of rental by reason of Lessor's failure to furnish any of the foregoing when such failure is due to any cause beyond the reasonable control of Lessor. Lessor shall not be liable under any circumstances for loss, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

     (b) Lessee will not, without the written consent of Lessor, use any apparatus or device in the Premises, including but without limitation thereto, electronic data processing machines, punch card machines and machines using current in excess of 110 volts, which will in any way increase the amount of electricity, water or other utilities, which would otherwise be furnished or supplied for use of the Premises as a general office space; nor connect with electric current except through existing electrical outlets in the Premises, or water pipes, or any apparatus or device for the purposes of using electric current, water or other utilities. Whenever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, lessor reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Lessee to Lessor upon demand by Lessor.

                         12. ASSIGNMENT AND SUBLETTING

     Lessee shall not, either voluntarily or by operation of law, sell, assign, hypothecate or transfer this lease, or sublet the premises or any part thereof, or permit the Premises or any part thereof to be occupied by anyone other than Lessee or Lessee's employees, without the prior written consent of Lessor in each instance. Lessor's consent shall not be reasonably withheld provided the proposed assignee or sublessee is reasonably satisfactory to Lessor as to credit and character and will occupy the Premises for office purposes consistent with Article 8 of this Lease and Lessor's commitments to other tenants. Any sale, assignment, mortgage, transfer or subletting of this lease which is not in compliance with the provisions of this Article 12 shall be voidable and shall, at the option of Lessor, terminate this lease. The consent by Lessor to any assignment of subletting shall not be construed as relieving Lessee from obtaining the express written consent of Lessor to any further assignment or subletting or as releasing Lessee from any liability of obligation hereunder, whether or not then accrued. The


3/91                                     2

Lessor reserves the right, should the Lessee request such assignment or subletting, to release the Lessee from the terms and provision of this lease and the Lessor shall have thirty (30) days to make such determination. Should the Lessor exercise this right, then the lease shall terminate as set forth in
Article 27 as of the date notice is given to Lessee.

                              13. CARE OF PREMISES

     (a) Lessee, at Lessee's own expense, shall take good care of the Premises and shall promptly repair all damages to the Premises and the building and replace or repair all damaged or broken fixtures and appurtenances which are made necessary as a result of any use, misuse, neglect or negligence of Lessee, its employees or invitees. If Lessee does not do so, Lessor may, but need not, make such repairs and replacements, and Lessee shall pay Lessor the cost thereof upon being billed for same, or Lessor shall have the right to deduct the same from the security deposit held by Lessor. Lessor may, but shall not be required to do so, enter the Premises at all reasonable times to make any repairs as Lessor shall desire or deem necessary to the Premises or to the building of which the premises form a part or to any equipment located in the building or as Lessor may be required to do by the unincorporated Adams
County or by the order or decree of any court or by any other governmental authority.

     (b) Except as otherwise provided herein, Lessor shall repair and maintain the building (including the plumbing, heating, air conditioning and electrical systems), grounds and common areas and facilities. Lessor shall not be liable for any failure to make any repairs or to perform any maintenance unless written notice of the need for such repairs or maintenance is given to Lessor by Lessee, and unless Lessor then fails to commence within a reasonable period of time, to make such repairs or perform such maintenance and thereafter fails to use due diligence in so doing. Except as provided in Article 17 hereof, there shall be no abatement of rent and no liability of Lessor by reason of any entry to or interference with Lessee's business arising from the making of any repairs in or to any portion of the building or the premises or in or to fixtures, appurtenances and equipment therein. Lessee waives the right to make repairs at Lessor's expense under any provision of statutory or common law now or hereafter in effect.

                                14.  ALTERATIONS

Lessee shall make no alterations, additions or improvements (including initial tenant improvements) to the Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld, and Lessor may impose, as a condition of such consent, such requirements as Lessor in its sole discretion may deem reasonable or desirable, including without limiting the generality of the foregoing requirements as to the manner in which, the time or times at which, and the contractor by whom such work shall be done. All such alterations, additions, or improvements shall become the property of Lessor and shall be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that the Lessor may, by written notice to Lessee given at least thirty (30) days prior to the end of the term, require Lessee to remove all partitions, counters, railings and the like installed by Lessee, and to repair any damages to the Premises from such removal.

                     15.  CERTAIN RIGHTS RESERVED BY LESSOR

     (a) Lessor shall have the following rights, exercisable without notice and without liability to Lessee for damage or injury to property, person or business and without effecting an eviction, construction or actual, or disturbance of Lessee's use or possession or giving rise to any claim for set off or abatement of rents:

           (i)   To change the building's name or street address.

           (ii) To install, affix and maintain any and all signs on the exterior, interior and/or roof of the building.

           (iii) To designate and/or approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment and to control all internal lighting, that may be visible from the exterior lobbies, hallways or other common areas.

           (iv) To show the Premises to prospective tenants at reasonable hours and if vacated by Lessee, to prepare the Premises for reoccupancy.

           (v) To retain at all times and to use in appropriate instances, keys to all doors within and into the Premises. No lock shall be changed and no new lock shall be installed without the prior written consent of Lessor.

           (vi) To decorate and to make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the building or in any part thereof and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the building and to interrupt or temporarily suspend building services and facilities, all without abatement of rent or affecting any of Lessee's obligations hereunder so long as the Premises are reasonably accessible.

           (vii) To have and retain a paramount title to the premises, free and clear of any act of Lessee purporting to burden or encumber it.

           (viii)To grant or deny to anyone the right to conduct any business or render any service in or to the building, provided such exclusive right shall not operate to exclude Lessee from the use expressly permitted herein.

           (ix) To require all furniture and similar items to be moved into and/or out of the building and Premises only at such times and in such manner as Lessor shall direct in writing. Movements of Lessee's property into or out of the building and within the building are entirely at the risk and responsibility of Lessee and Lessor reserves the right to require permits before allowing any such property to be moved into or out of the building.

           (x) To approve or disapprove in writing the placing of vending or dispensing machines of any kind in or about the Premises.

           (xi) To have access for Lessor and other tenants of the building to any mail chutes located on the Premises according to the rules of the United States Post Office.

           (xii) To close the building after regular working hours and on Saturday, Sunday and legal holidays, subject, however, to Lessee's right to admittance under such regulations as Lessor may prescribe from time to time.

     (b) Lessor may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or of a disturbance of Lessee's use or possession, and without being deemed guilty of an eviction or of a disturbance of Lessee's use or possession, and without being liable in any manner to Lessee.

             16.  DAMAGE TO PROPERTY; INJURY TO PERSONS; INSURANCE

     (a) Lessee shall indemnify and hold Lessor harmless from any and all claims arising from Lessee's use of the Premises or of the conduct of its business or from any activity, work, or thing done, permitted or suffered by Lessee in or about the Premises and shall further indemnify and hold Lessor harmless from any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this lease, or arising from any act or negligence of Lessee, or of its agents or employees, and from all costs, attorneys' fees, expenses and liabilities incurred as a result of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon, or about the end liabilities incurred as a result of any such claim or any action or Premises from any cause which does not result from the negligence of Lessor and Lessee hereby waives all claims in respect thereof against Lessor.

     (b) Lessor or anyone authorized to act for Lessor shall not be liable for any damage to property entrusted to employees of the building, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the building or from the pipes, appliances or plumbing works therein, or from the roof, street or subsurface, or from any other place resulting from damages or any other cause whatsoever which does not result from the negligence of Lessor, Lessor or its agents shall not be liable for interference with the natural light, nor shall Lessor be liable for any latent defect in the Premises or in the building. Lessee shall give prompt notice to Lessor of any fire, accident or defect discovered within the Premises or the building.

     (c) Lessee agrees to carry at its own expense throughout the term of the lease, comprehensive public liability insurance insuring both Lessor and Lessee against all claims, demands or actions arising out of or in connection with Lessee's use or occupancy, of the Premises, or by the conditions of Premises with a combined single limit of liability of $500,000 per


3/91                                3
person and $500,000 per occurrence for property damage. Lessee shall deliver a Certificate of Insurance to Lessor prior to the date of occupancy of the Premises and said insurance policy shall list and protect Lessor and Lessee as their interests may appear and shall contain an endorsement stating that the Insurer agrees to give no less than thirty (30) days prior written notice to Lessor in the event of any material reduction in coverage with respect to this lease document or cancellation thereof.

    (d) Lessee shall be responsible for its own personal property insurance

                             17.  FIRE OR CASUALTY

    (a) Except as provided in paragraph 13 relating to repair of the Premises, if the Premises or the building (including machinery and equipment used in its operation) are wholly or partially destroyed or damaged by fire or other casualty which is covered by the usual form of fire and extended coverage insurance, and if such destruction or damage is not caused by the act or neglect of Lessee, its agents or servants, then Lessor shall be obligated to repair and restore the same with reasonable promptness, unless Lessor elects to terminate this lease as hereinafter set forth. In the event the Premises or the building are wholly or partially destroyed or damaged as a result of any cause, other than the perils covered by the usual form of fire and extended coverage insurance, or in the event the Premises or the building are destroyed or damaged by any fire or casualty to the extent of not less than twenty-five percent (25%) of the replacement cost thereof, then Lessor shall have the option to terminate this lease by giving notice to Lessee within sixty (60) days after the occurrence of such damage or destruction. If Lessor does not terminate this lease as provided above, it shall proceed to complete the necessary restoration or repairs with reasonable promptness and this lease shall continue in full force and effect; provided, however, that if any destruction or damage not caused by the act or neglect of Lessee, its agents or servants, renders the Premises untenantable, and if this lease is not terminated as provided herein by reason of such damage or destruction, then rent shall abate during the period beginning with the date of such destruction or damage and end with the date when the Premises are again rendered tenantable by an amount bearing the same ratio to the total amount of rent due for such period that the untenantable portion of the Premises bears to the entire Premises.

    (b) Lessor shall in no event be obligated to repair any injury or damage by fire or other cause or to make any repairs or replacements of any items originally installed by Lessee at its expense.

                                  18.  ACCESS

    Lessor and anyone authorized by Lessor shall have the right to enter the Premises at all reasonable times for the purpose of examining or inspecting the same, showing the same to prospective purchasers or lessees of the building, and making such alterations, repairs, improvements or additions to the Premises or the building of which they are a part as Lessor may deem necessary or desirable. If Lessee shall not personally be present to open and permit an entry into the Premises at any time when such entry by Lessor is necessary or permitted hereunder, Lessor may enter by means of a master key or may enter forcibly, without liability to Lessee except for any failure to exercise due care of Lessee's property, and without breaching the terms of this lease.

                               19.  CONDEMNATION

    If the whole or any part of the Premises or of the building shall be taken or condemned by any governmental authority for any public use or purpose or if any adjacent property or street shall be condemned or improved in such manner as to require the use of the whole or any part of the premises or of the building, the term of this lease, at the option of Lessor, shall end on the date when the possession of the part so taken shall be required for such use or purpose and Lessor shall be entitled to receive the entire award without any payment to Lessee. Current rent shall be apportioned as of the date of such termination. In the event of a taking which does not result in the termination of this lease, the rent shall be apportioned according to the part of the Premises remaining usable by Lessee.

                                20.  ABANDONMENT

    Lessee shall not vacate or abandon the Premises at any time during the term, and if Lessee shall abandon, vacate or surrender said Premises or be dispossessed by process of law or otherwise, any personal property belonging to Lessee and left in the Premises shall be conclusively presumed to be abandoned and may be kept or disposed of by Lessor as provided in Article 27 hereof.

                              21.  SALE BY LESSOR

    In the event of a sale or conveyance by Lessor of the building containing the Premises, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this lease.
This lease shall not be affected by any such sale, and Lessee agrees to attorn to such successor in interest. If any security deposit has been made by Lessee hereunder, Lessor may transfer such security deposit to such successor in interest and thereupon Lessor shall be discharged from any further liability in reference thereto.

                   22.  MUTUAL RELEASE/WAIVER OF SUBROGATION

    Lessor and Lessee each hereby release the other from any and all liability or responsibility for any director or consequential loss, injury or damage to the Premises, or its contents, caused by fire or any other casualty, during the term of this lease, even if such fire or other casualty may have been caused by the negligence of the other party or one for whom such party may be responsible. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto agrees if required by said policies to give to each insurance company which has issued to it fire and other property insurance, written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary to prevent the invalidation of said insurance coverage by reason of said waivers.

                                  23.  WAIVER

    (a) No waiver by Lessor of any provision of this lease or any breach by Lessee hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act by Lessee requiring Lessor's consent or approval shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act of Lessee whether or not similar to the act so consented to or approved. No act done by Lessor or anyone authorized by Lessor during the term of this lease shall be deemed an acceptance of a surrender of Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Lessor. No employee of Lessor or of anyone authorized by Lessor shall have any power to accept the keys to the Premises prior to the termination of this lease, and the delivery of the keys to any such employee shall not operate as a termination of the lease or a surrender of the Premises.

    (b) Except as provided in Article 26 relating to Lessor's remedies, Lessee hereby expressly waives the service of any notice of intention to terminate this lease or to re-enter the Premises and waives the service of any demand for payment of rent or for possession and waives the service of any other notice or demand prescribed by any statute or other law.

                           24.  ESTOPPEL CERTIFICATE

    (a) Lessee shall at any time and from time to time upon not less than ten
(10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this lease, is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if they are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

     (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rental had been paid in advance.

                      25. INTEREST ON PAST DUE OBLIGATIONS

     Any amount due from Lessee to Lessor hereunder which is not paid when due shall bear interest at the rate of one and one half percent (1 1/2%) per month from the due date until paid, unless otherwise specifically provided herein, but payment of such interest shall not excuse or cure any default by Lessee under this lease.

                   26. DEFAULTS; REMEDIES; EARLY TERMINATION

     (a) Defaults. The occurrence of any one or more of the following events shall constitute a material default ("Default") and breach of this lease by
Lessee:

            (i) The vacating or abandonment of the Premises by Lessee.

           (ii) The failure of Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as when due, where such failure shall continue for a period of five (5) days after written notice thereof from Lessor to Lessee.

          (iii) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this lease to be observed or performed by Lessee, other than described above, where such failure shall continue for a period of fifteen (15) days after written notice thereof from Lessor to Lessee.

           (iv) The making by Lessee of any general assignment, or general arrangement for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged as bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this lease, where possession is not restored to Lessee within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this lease where such seizure is not discharged within thirty (30) days.

     (b) Remedies. In the event of any Default by Lessee, at any time thereafter, and without limiting Lessor in the exercise of any other right or remedy which Lessor may have by reason of such default or breach, Lessor may:
(a) choose not to reenter but to hold Lessee responsible for all terms of this lease, (b) reenter the Premises and terminate this lease and hold Lessee responsible for all damages resulting from the breach; or (c) reenter the Premises, keep this lease intact, and attempt to relet the Premises on behalf of Lessee as Lessee's agent. Lessor shall have no obligation to attempt to relet. Upon reentering the Premises, Lessor may relet the Premises or any part thereof for such term, on such conditions and at such rental as Lessor may deem advisable with the right to make alterations and repairs to the premises. Lessor may remove therefrom all automobiles, signs and other property and such property may be removed and stored in any place for the account and the expense and risk of Lessee. Lessee hereby waives all claims for damages which may be caused by the reentry of Lessor add taking possession of the Premises, or the removing or storage of the property as herein provided, and will save Lessor harmless from any loss, cost or damages occasioned thereby, and no such reentry shall be considered or construed to be forcible entry or detainer.

     Should Lessor elect to reenter as herein provided, rentals received by Lessor from reletting shall be applied in this order: first, to any Indebtedness other than rent due under this lease; second, to the payment of any costs of such reletting; third, to the payment of the cost of any alteration and repairs to the Premises; and fourth, to the payment of rent due and unpaid under this lease; and the remainder, if any, shall be held by Lessor and applied in payment of future rent as the same becomes due and payable under this lease. Should rentals received from such reletting during any month be less than that agreed to be paid during that month by Lessee under this lease, then Lessee immediately shall pay and be liable for such deficiency to Lessor. No such reentry or taking possession by Lessor shall be construed as an election on its part to terminate this lease unless a written notice of such intention is given to Lessee. Notwithstanding any such reletting without termination, at any time thereafter, Lessor may elect to terminate this lease for such previous default. Should Lessor at any time terminate this lease for any default, in addition to any other remedy it may have, Lessor may recover from Lessee all damages Lessor may incur by reason of such breach, including, without limitation, the cost of recovering the Premises and the present worth at the time of such termination of the rent and charges equivalent to rent as reserved in this lease for the remainder of the stated term.

                          27. SURRENDER OF POSSESSION

Upon the termination of this lease and the term hereby created or upon the termination of Lessee's right of possession, whether by lapse of time or at the option of Lessor as aforesaid, Lessee will at once surrender possession of the premises to Lessor in good order, repair and condition, ordinary wear excepted, and remove all effects therefrom. Without limiting the generality of the foregoing, Lessee agrees to remove, at the termination of this lease, the items of personal property to which Lessee is entitled under article 14 hereof, together with any alterations, improvements or additions as Lessor shall designate to be removed. All damage to the premises or the building arising out of Lessee's moving of property in or out of the building, including damage to floors due to overloading, shall be fully repaired at Lessee's sole cost and expense. If Lessee shall fail or refuse to remove all such property from the Premises Lessee shall be conclusively presumed to have abandoned the same, and the title thereto shall thereupon pass to Lessor without cost either by setoff, credit allowance or otherwise, and Lessor may, at its option, accept the title to such property, or, at Lessee's expense, (a) remove the same or any part thereof in any manner that Lessor shall choose and (b) store the same without incurring liability to Lessee or any other person.

                                  28. NOTICES

     All notices to be given by one party to the other under this lease shall be in writing, mailed or delivered to each as follows:

     (a) To Lessor:

          c/o CB Commercial Management, a Property Manager for Denver Jack Limited Partnership
          Independence Plaza
          1050 17th Street, Suite 800
          Denver, Colorado 80265

     (b) To Lessee:

          Mr. John Greff
          Allos Therapeutics Inc.
          7000 Broadway, Suite 310
          Denver, Colorado 80221

     Mailed notices shall be sent by United States certified or registered mail, postage prepaid. Such notices shall be deemed to have been given upon posting in the United States mail.

                            29. INABILITY TO PERFORM

     This lease and the obligations of Lessee hereunder shall not be affected or impaired because Lessor is unable to fulfill any of its obligations hereunder or it delayed in doing so, if such inability of delay is caused by reason of any strike, other labor dispute or other cause beyond the reasonable control of Lessor.

                               30. SUBORDINATION

     Lessor expressly reserves the right at any time to place liens and encumbrances on and against the Premises and the building, superior in lien and effect to this lease and the estate created hereby, provided however, that any such lien or encumbrance shall provide that the holder thereof will recognize Lessee's rights hereunder, notwithstanding any foreclosure of such lien or encumbrance.

                          31. SUBSTITUTION OF PREMISES

     Lessor may, at its election; upon thirty (30) days' written notice to Lessee of its desire to do so, exclude the specified leased Premises from the lease and substitute other Premises within the building therefore, upon the following terms and conditions:

     (a) The substituted Premises shall contain approximately the same square footage as the specified leased Premises, without increase of rental and shall be usable for Lessee's purpose.

     (b) Any and all costs necessary or incidental to Lessee's move to the substituted Premises shall be at the sole cost and expense of Lessor and free of all cost and expense to Lessee.

     (c) Upon the expiration of thirty (30) days after such written notice to Lessee, the substituted Premises shall be considered the leased Premises described in the lease, for all uses and purposes, as though originally leased unto Lessee at the time of the execution and delivery of this lease, and the specified leased Premises shall be considered excluded from the lease.

                               32. MISCELLANEOUS

     (a) All rights and remedies of Lessor under this lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

     (b) The provisions hereof shall apply without regard to the number or gender of words and expressions unused herein.

     (c) Each of the provisions of this lease shall extend to and shall, as the case may require, bind or inure to the benefit, not only of Lessor and of Lessee, but also their respective heirs, legal representatives, successors and assigns, provided this clause shall not permit any assignment contrary to the provisions of Article 12 hereof.

     (d) Submission of this Instrument for examination shall not bind Lessor in any manner, and no lease or obligation of Lessor shall arise until this Instrument is signed and delivered by Lessor and Lessee.

     (e) No rights to light or air over any property, whether belonging to Lessor or any other person, are granted to Lessee by this lease.

     (f) Lessor shall not be responsible to Lessee for the nonperformance by any other tenant or occupant of the building of any of the rules and regulations established by the Lessor for the building.

         (g) Clauses, plats and riders, if any, signed by Lessor and Lessee and endorsed on or affixed to this lease are a part hereof.

     (h) Time is of the essence with respect to the performance of every provision of this lease in which time of performance is a factor.

     (i) The article captions contained in this lease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof.

     (j) This lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

     (k) This lease shall be governed by and controlled pursuant to the laws of the State of Colorado.

     (l) In the event of any legal action or proceeding brought by either party against the other out of this lease in any manner whatsoever, the prevailing party shall be entitled to recover reasonable attorney's fees incurred in such action and such amount shall be included in any judgment rendered in such proceeding.

                             33. SPECIAL PROVISIONS

     A.   Tenant's Responsibility Regarding Hazardous Substances

          1. Hazardous Substances. The term "Hazardous Substances", as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated byphenyls (PCB's), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminates, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

          2.   Tenant's Restrictions. Tenant shall not cause or permit to occur:
(a) Any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Premises, or arising from Tenant's use or occupancy of the Premises, including, but not limited to, soil and ground water conditions; or (b) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under or about the Premises, or the transportation to or from the Premises of any Hazardous Substance, except as specifically disclosed on Schedule A to this Lease.

          3. Environmental clean-up: (a) Tenant shall, at Tenant's own expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances ("Laws"). (b) Tenant shall, at Tenant's own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Laws. (c) Should any Authority or any third party demand that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all such clean-up plans. (d) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substances that is requested by Owner. If Tenant fails to fulfill any duty imposed under this Paragraph (3) within reasonable time, Owner may do so; and in such case, Tenant shall cooperate with Owner in order to prepare all documents Owner deems necessary or appropriate to determine the applicability of the Laws to the Premises and Tenant's use thereof, and for compliance therewith, the Tenant shall execute all documents promptly upon Owner's request. No such action by Owner and no attempt made by Owner to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this Paragraph (3). (e) Tenant's obligations and liabilities under this Paragraph (3) shall survive the expiration of this Lease.

 4. Tenant's Indemnity: (a) Tenant shall Indemnify, defend, and hold harmless Owner, the manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this lease, at or from the Premises, or which arises at any time from Tenant's use or occupancy of the Premises, or from Tenant's failure to provide all information, make all submissions, and take all steps required by all Authorities under the Laws and all other environmental laws. (b) Tenant's obligations and liabilities under this Paragraph (4) shall survive the expiration of this Lease.

     See Also the Rider Number One attached hereto and made part hereof and containing Articles 34 through 39.


LESSEE: Allos Therapeutics, Inc.,
        a Virginia Corporation
-------------------------------------------
By:   Stephen J. Hoffman
   ----------------------------------------
Its:  President and Chief Executive Officer
    ---------------------------------------



LESSOR: AmberJack, Ltd., General Partner for Denver Jack Limited Partnership

By:     Earle B. Johnson
   ----------------------------------------
Its:    Vice President
    ---------------------------------------
By:     Neil O. Brown
   ----------------------------------------
Its:    President
    ---------------------------------------

                                RIDER NUMBER ONE


THIS RIDER NUMBER ONE is attached to and forms a part of that certain Lease dated October 30, 1995 between Denver Jack Limited Partnership, Lessor, and Allos Therapeutics, Inc., a Virginia corporation, Lessee, covering Suite 310, approximately 4,022 square feet in 7000 Broadway, Denver, Colorado. The parties agree that should there be any conflict between this Rider Number One and the Lease, the terms, conditions and covenants of this Rider Number One shall govern and control.

                                  34. PREMISES

Lessor hereby leases to Lessee and Lessee leases from Lessor those certain premises, known as Suite 310, consisting of approximately 4,022 rentable square feet in the building located at 7000 Broadway, Denver, CO 80221, all as described on Exhibit "A".

                                    35. RENT

December 22, 1995 - December 21, 1996   Three Thousand Eight Hundred
                                        Eighty-Seven and 93/100 Dollars
                                        ($3,887.93) per month
December 22, 1996 - December 21, 1998   Four Thousand Fifty-Five and 52/100
                                        dollars ($4,055.52) per month
December 22, 1998 - December 21, 1999   Four Thousand Two Hundred Twenty-Three
                                        and 10/100 Dollars ($4,223.10) per month

                            36. TENANT IMPROVEMENTS

Lessor shall construct the Tenant Improvements for the Premises in accordance with the plans and specification in Exhibit "A" (Floorplan) prepared by McDermott Planning and Design dated October 5, 1995. As part of the Tenant Improvements Lessor will shampoo the carpet and paint the Premises. Lessor shall pay the cost of the Tenant Improvements and Lessee shall pay the costs incurred as a result of any changes, modifications or additions to the plans and specifications in Exhibit "A".

The Tenant Improvements for this Lease specifically do not include the following items in the scope of the work to be performed by Lessor, and shall be the responsibility of the Lessee:

     i.   Premises security system
    ii.   Office furniture, supplies, equipment and accessories,
   iii.   Office plantscaping,
    iv.   Modular furniture and partitions,
     v.   Lessee's telephone system and cabling,
    vi.   Computer equipment,
   vii.   Computer cabling.

                                  37. PARKING

Lessee shall have the right to use on an unassigned, unreserved basis twenty
(20) parking spaces in the 7000 Broadway parking area free of charge for the term of the Lease.

                      38. PERCENTAGE OF OPERATING EXPENSES

Lessee's percentage of Operating Expenses shall consist of 8.86%.

                  LANDLORD'S NOTICE OF LEASE COMMENCEMENT

                     AND VERIFICATION OF LEASE TERMS


RE: Shopping Center Lease (the "Lease") dated October 30, 1995 between DENVER JACK LIMITED PARTNERSHIP ("Landlord") and ALLOS THERAPEUTICS, INC., a Virginia corporation ("Tenant") for the premises located at 7000 North Broadway, Suite 310, Denver, Colorado ("Premises")

     The undersigned, as Tenant, hereby confirms as of this 22nd day of February, 1996, the following:

     1. The Substantial Completion of the Premises was completed on January 11, 1996, and Tenant is currently occupying the same.

     2. The Commencement Date, as defined in the Lease, as well as the date on which the term expires are as follows:

        Commencement Date:      January 11, 1996

        Expiration Date:        January 10, 2000

     3. Initial Minimum Rent:  $3,887.93

     4. As of the date hereof, Landlord has fulfilled all of its obligations under the Lease.

     5. The Lease is in full force and effect and has not been modified, altered, or amended.

Please indicate your verification of the above terms by signing below.

                                ACCEPTED AND AGREED:

                                ALLOS THERAPEUTICS, INC., a
                                Virginia corporation


                                By: /s/ [ILLEGIBLE]
                                   -------------------------
                                Title: CFO
                                      ----------------------
                                Date:  2-22-96
                                     -----------------------

              39. RIGHT OF FIRST REFUSAL TO LEASE ADDITIONAL SPACE

If Lessee is not in default under the Lease on the date Lessee desired to exercise its Right of First Refusal, Lessee shall have a Right of First Refusal to lease all of Suite 320 consisting of 2,337 rentable square feet (Expansion Space).

Lessor agrees to notify Lessee pursuant to the requirements of Article 28 of the Lease of Lessor's intention to offer the Expansion Space for lease. Lessee shall have three (3) days from its receipt of such notice to notify Lessor in writing of Lessee's intent to exercise its Right of First Refusal and to execute a mutually agreed upon Rider to this Lease to include Expansion Space.

If Lessee does not exercise its Right of First Refusal, this Right of First Refusal shall terminate and Lessor may lease any portion or all of the Expansion Space to any third party.

If Lessee so elects to exercise its Right of First Refusal to lease the Expansion Space, the rent, terms, and conditions for leasing the Expansion Space, shall be based on the then current lease proposal for the Expansion Space in conjunction with prevailing rental rates for properties of equivalent quality, size, utility, and location, with the length of the Lease Term and credit standing of Lessee to be taken into account, but in no event shall the rent be less than the rent set forth in Section 3 of this Lease and Section 35 of this Rider Number One for the Lease Term, otherwise subject to all the terms, covenants and conditions of this Lease. Within fifteen (15) business days from the date of Lessee's election to exercise its Right of First Refusal, Lessee shall execute plans and specifications and other documents as necessary showing the construction costs to be paid by Lessee for the Space, if any, otherwise Lessee's Right of First Refusal shall terminate and Lessor may lease the Expansion Space to any third party.

                                 7000 BROADWAY
                                    BUILDING


                                  [FLOOR PLAN]



                          McDERMOTT PLANNING & DESIGN






                                  EXHIBIT "A"
                                  Floor Plan







                              ALLOS THERAPEUTICS
                             THIRD FLOOR SPACE PLAN

                                  EXHIBIT "B"
                             RULES AND REGULATIONS

1.   Signs, Directories

     No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the building, including windows, doors and corridors, unless of such color, size and style and in such place upon or in said building as shall be first designated by Lessor. There shall be no obligation or duty by Lessor to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of said building. Lessee shall not mark, paint, drill into, or in any way deface the walls ceiling, partitions, doors or floors of the building and shall not put therein any spikes, hooks, screws or nails, except by written consent of Lessor. Initial nameplate and suite number on doors will be provided by the Lessor. The cost of additional nameplates for doors shall be borne by Lessee. A building directory with the names of the tenants will be provided by the Lessor in the lobby. Any necessary revision in such directory will be made by Lessor within a reasonable time after written notice from the Lessee of the change making the revision necessary, but Lessor shall not be responsible for any inconvenience or damage caused by Lessee as a result of any error in such a directory. Initial directory listings will be at the cost of Lessor. Changes or revisions in directory listing will be at the expense of Lessee. No showcase or any other fixture or objects whatsoever shall be placed in front of the building or in the court or corridor by Lessee, without written consent of Lessor.

2.   Building Hours

     The Lessor specifically reserves the right to refuse admittance to the building after 9:00 p.m. daily, after 6:00 p.m. on Saturday, on Sunday or on legal holidays to any person or persons who cannot furnish satisfactory identification or to any person or persons who for any other reason should be denied access to the Premises. Lessor also reserves the right to designate such hours as the building shall be open and closed.

3.   Deliveries, Moving of Heavy Equipment

     All safes, furniture, office equipment or other heavy articles shall be carried up or into the Premises only at such hours and in such manner as shall be prescribed by Lessor, and Lessor shall in all cases have the right to specify the proper weight and position of any such safe or other heavy article. All hand trucks shall be equipped with rubber tires and side guards. Any damage done to the building by taking in or removing any safe or heavy article or from overloading any floor in any way shall be paid by Lessee. Defacing or injuring in any way any part of the building by the Lessee, his agent, employee or servants shall be paid by the Lessee. Any and all deliveries made to Lessee's leased Premises shall be made via the back entrance of the building or other area to be designated by Lessor.

4.   Walk and Passageway Obstruction

     The sidewalks, entries, passages, courts, corridors, stairways and elevators shall not be obstructed by Lessee, Lessee's employees, or agents or used by them for other purposes than for ingress or egress to and from their respective suites.

5.   Unattended Premises

     Lessee, its agents, servants and employees shall, before leaving Premises unattended, close and lock all doors and turn off all lights.

6.   Lost Items

     Lessor will not be responsible for lost or stolen property, equipment, money or any article taken from Premises, building or garage facilities regardless of how loss occurs and whether such loss occurs when such area is locked against entry.

7.   Locks

     All locks for doors in Lessee's leased areas shall be building standard and no additional locks shall be placed upon any doors without the written consent of Lessor nor shall any duplicate keys be made. All necessary keys shall be furnished by the Lessor and the same shall be surrendered upon the termination of the Lease. Lessee shall then give to Lessor an explanation of the combination of all locks upon the doors of vaults. Two keys per every 1,000 square feet of leased area only will be provided as each lockset is installed or as Lessee's space is occupied. Any requests for additional keys shall be made to Lessor and shall be at the expense of lessee. Additional locksets provided by Lessor at request of Lessee will be at the expense of Lessee.

8.   Janitorial Service

     Lessee shall not employ any person or persons other than the janitor of the Lessor for the purpose of cleaning or taking charge of the Premises leased, without the consent of Lessor. Lessor shall be in no way responsible to any Lessee for any loss of property from the leased Premises, however occurring, or for any damage done to any property by the janitor or any of his employees, or by any other person or persons whomsoever. If janitorial services are provided in the Premises, the janitor of the building may at all times keep a pass-key and shall at all reasonable times by allowed admittance to said leased Premises. Lessor's janitors shall not be hindered by Lessee after 5:30 p.m.

9.   Excess Trash Disposal

     In the event Lessee must dispose of crates, boxes, and other bulky waste, it will be the responsibility of Lessee to dispose of same. In no event will tenant place such items in public hallways or other areas of the building (excepting Lessee's own Premises) for disposal.

10.  Hazardous Materials

     The Lessee shall not bring into the building, store or permit the use of any toxic, flammable, or explosive material or any unlawful or controlled substance. Lessee shall not bring into or allow to be kept in the building any bicycles, vehicles or animals.

11.  Utilities

     Lessor reserves the right to make such rules and regulations as it may see fit, concerning the use of electric current, gas, water and other supplies of the said building.

12.  Extra Utility Usage

     In the event Lessee desires utility or air conditioning service at other than normal operating hours the request must be made to the project manager's office at a reasonable length of time prior to need for this service. This service will be made available at the then prevailing rate established on an hourly basis.

13.  Elevator Service

     The Lessor shall not be liable for any damages from stoppage of elevators for necessary or desirable repairs or improvements or delays of any sort of duration in connection with the elevator service.

14.  Carpet Damage

     Lessee will be responsible for any damage to carpeting and flooring as a result of rust or corrosion of the file cabinets, potted plant saucers, roller chairs and metal objects.

15.  Vending, Canvassing and Soliciting

     Canvassing, soliciting and peddling in the building is prohibited. No vending machines of any type shall be allowed in the Premises without prior written consent of Lessor.

16.  Contractor Approval

     All contractors and/or technicians performing work for Lessee shall be referred to Lessor for approval and control. This provision shall apply to all work performed in the building including, but not limited to, installation of electrical devices, telephones, telegraphs and other communications equipment. Lessee will in all areas be responsible for damages to the building caused by said contractors. If Lessee desires telegraphic, telephonic, annunciator or other electrical connections or communication services, the Lessor will direct the electricians as to where and how the wires may be introduced, and without such directions, no boring or cutting of wires will be permitted.

17.  Additional Rules

     The Lessor reserves the right to rescind and of these rules and regulations and to make such other and further reasonable rules and regulations as in its judgment may from time to time be needed for the safety, protection, care and cleanliness of the Premises, and for the preservation of good order therein, and the protection and comfort of the Lessee's and their agents, employees and invitees upon which such rules and regulations shall be binding in like manner as if originally herein prescribed.